ERNST & YOUNG LLP
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                          Iselin, New Jersey 08830-0471
                               Phone: 732 906 3200



February 13, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

     We have read Item 4 of Form 8-K dated February 11, 1998 of Software Publishing Corporation Holdings, Inc. and are in agreement with the statements contained in the second and third sentences therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                  /s/ Ernst & Young, LLP
                                                      Ernst & Young, LLP